UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2014

Rockwood Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of Principal Executive Offices, including Zip Code)

(609) 514-0300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 15, 2014, Rockwood Holdings, Inc., a Delaware corporation (the “Company”), and Albemarle Corporation, a Virginia corporation (“Albemarle”), announced that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Albemarle will acquire the Company in a cash and stock transaction valued at approximately $6.2 billion.

Under the terms of the transaction, each outstanding share of the Company’s common stock will be exchanged for $50.65 in cash and 0.4803 of a share of Albemarle common stock. The transaction values the Company at $85.53 per share, based on the closing price of Albemarle’s shares on July 14, 2014. Upon closing of the transaction, Albemarle shareholders will own approximately 70% of the combined company and the Company’s stockholders will own approximately 30% of the combined company.

The boards of directors of both the Company and Albemarle have approved the transaction. The transaction is subject to shareholder and regulatory approvals and other customary closing conditions and is expected to close in the first quarter of 2015.

A copy of the joint press release of the Company and Albemarle announcing the execution of the Merger Agreement is filed as Exhibit 99.1 hereto. The joint press release is incorporated herein by reference and the foregoing description of such transaction is qualified in its entirety by reference to such press release.

The information regarding the Merger Agreement required by Item 1.01 of Form 8-K will be filed subsequently in a separate Current Report on Form 8-K.

On July 15, 2014, Albemarle hosted a conference call relating to the Merger.  The transcript of the conference call is attached hereto as Exhibit 99.2 and is incorporated by reference herein.  The slides accompanying such conference call are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

On July 15, 2014, management of the Company and certain of its subsidiaries distributed frequently asked questions (the “FAQ”) and talking points (the “Talking Points”) to certain of its and its subsidiaries’ employees.  The FAQ and Talking Points are attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 15, 2014.

99.2	Transcript of conference call relating to the Merger on July 15, 2014.

99.3	Slides accompanying conference call relating to the Merger on July 15, 2014.

99.4	Rockwood Lithium and Chemetall FAQ, distributed July 15, 2014

99.5	Customer/Supplier/Partner Talking Points, distributed July 15, 2014

Important Information for Stockholders and Investors

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or subscribe for or an offer to sell any securities of Albemarle or the Company or a solicitation of any vote or approval. In connection with the proposed transaction, Albemarle and the Company will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (“SEC”), and Albemarle will file a Registration Statement on Form S-4 with the SEC. STOCKHOLDERS OF EACH COMPANY AND OTHER INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) REGARDING THE PROPOSED TRANSACTION

WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders and investors will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Albemarle and the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the registration statement and joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Albemarle Corporation, 451 Florida Street, Baton Rouge, Louisiana 70801, USA, Attention: Investor Relations, Telephone: +1 225-388-7322, or to Rockwood Holdings, Inc., 100 Overlook Center, Princeton, New Jersey 08540, USA, Attn: Investor Relations, Telephone +1 609-524-1109.

Participants in Solicitation

Albemarle, the Company, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Albemarle’s directors and executive officers is available in its proxy statement filed with the SEC by Albemarle on March 28, 2014, and information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on March 28, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of Albemarle, the Company and the combined businesses of Albemarle and the Company and with respect to the transaction and the anticipated consequences and benefits of the transaction, the targeted close date for the transaction, product development, changes in productivity, market trends, price, expected growth and earnings, cash flow generation, costs and cost synergies, portfolio diversification, economic trends, outlook and all other information relating to matters that are not historical fact.  These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts.  Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof.   Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Albemarle or the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, without limitation: the receipt and timing of necessary regulatory approvals; the ability to finance the transaction; the ability to successfully operate and integrate the Company’s operations and realize estimated synergies; changes in economic and business conditions; changes in financial and operating performance of major customers and industries and markets served by Albemarle or the Company; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for  products; limitations or prohibitions on the manufacture and sale of  products; availability of raw materials; changes in the cost of raw materials and energy; changes in markets in general; changes in laws and government regulation impacting  operations or products; the occurrence of claims or litigation; the occurrence of natural disasters; political unrest affecting the global economy; political instability affecting  manufacturing operations or joint ventures; changes in accounting standards; changes in the jurisdictional mix of the earnings of Albemarle or the Company and changes in tax laws and rates; volatility and substantial uncertainties in the debt and equity markets; technology or intellectual property infringement; and decisions that Albemarle or the Company may make in the future.  In addition, certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in Albemarle’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Albemarle with the SEC on February 25, 2014, and the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 4, 2014. These forward-looking statements speak only as of the date of this communication. Each of Albemarle and the Company expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: July 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 15, 2014.

99.2	Transcript of conference call relating to the Merger on July 15, 2014.

99.3	Slides accompanying conference call relating to the Merger on July 15, 2014.

99.4	Rockwood Lithium and Chemetall FAQ, distributed July 15, 2014

99.5	Customer/Supplier/Partner Talking Points, distributed July 15, 2014